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                                                               Exhibit 10(i)(c)3


                 FIRST NOTE MODIFICATION AND EXTENSION AGREEMENT

                  This FIRST NOTE MODIFICATION AND EXTENSION AGREEMENT (this "AGREEMENT") dated as of March 15, 2000, between ALEXANDER'S, INC., a Delaware corporation ("BORROWER"), and VORNADO LENDING L.L.C. (formerly known as Vornado Lending Corp.) ("LENDER").


                                R E C I T A L S:

                  WHEREAS, Lender is the current holder of that certain Promissory Note dated October 20, 1999 in the original principal amount of $50,000,000.00 made by Borrower to Lender (the "NOTE");

                  WHEREAS, the Note was made pursuant to that certain Credit Agreement between Borrower and Lender dated October 20, 1999 (referred to as the "CREDIT AGREEMENT") (terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

                  WHEREAS, the Note is secured by, inter alia, those certain unrecorded Mortgages, Assignments of Leases, Security Agreements and Fixture Filings, each dated October 20, 1999 in the original principal amount of $50,000,000.00 and given by Alexander's of Fordham Road, Inc., Seven Thirty One Limited Partnership, Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Alexander's of Third Avenue, Inc., Alexander's Department Stores of Lexington Avenue, Inc. and Alexander's Department Stores of New Jersey, Inc. to Lender (the "Mortgages"); and

                  WHEREAS, simultaneously herewith, the parties hereto have amended the Credit Agreement to extend the maturity date of the Loan and to make conforming changes therein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Borrower hereby acknowledges and agrees that the current outstanding principal balance of the Note is FIFTY MILLION and 00/100 DOLLARS ($50,000,000). The aforesaid sum is owing by Borrower to Lender without claim, defense, offset or counterclaim of any kind or nature whatsoever.

                  2. From and after the date hereof, the phrase "to but excluding March 15, 2000 (the "MATURITY DATE")" appearing on the second line of Paragraph 2 on the first page of
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the Note shall be replaced with the following: "to but excluding March 15, 2002
(the "MATURITY DATE")".

                  3. Except as herein amended, the terms and provisions of the Note shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.

                  4. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

                  5. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns. This Agreement shall be governed by the law of the State of New York. This Agreement may not be modified orally, but only by a writing executed by both parties hereto.
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date and year first above written.

                                       VORNADO LENDING L.L.C.

                                       By:      VORNADO REALTY, L.P.,
                                                Managing Member

                                           By:  /s/ Irwin Goldberg
                                                ------------------------------
                                                Name:  Irwin Goldberg
                                                Title: Vice President,
                                                       Chief Financial Officer

                                       ALEXANDERS, INC.


                                       By:      /s/ Joseph Macnow
                                                --------------------------
                                                Name:  Joseph Macnow
                                                Title: Vice President
                                                       Chief Financial Officer
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STATE OF NEW JERSEY        )
                           )ss.:
COUNTY OF BERGEN           )

On 12th September, 2000 before me, the undersigned, personally appeared
Irwin Goldberg personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                                /s/ Ann Pelligra
                                         ---------------------------------------
                                            Name:  Ann Pelligra
                                            Office:  Notary Public of New Jersey
(SEAL)                                      My Commission expires Feb. 25, 2001


STATE OF NEW JERSEY        )
                           )ss.:
COUNTY OF BERGEN           )

On September 12, 2000 before me, the undersigned, personally appeared
Joseph Macnow personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                                /s/ Deborah Anthony
                                         ---------------------------------------
                                            Name: Deborah Anthony
                                            Office: Notary Public of New Jersey
                                            My Commission expires Feb. 6, 2001
(SEAL)